Exhibit 16

                             CDC NVEST FUNDS TRUST I
                            CDC NVEST FUNDS TRUST II
                            CDC NVEST FUNDS TRUST III
                         CDC NVEST CASH MANAGEMENT TRUST
                     CDC NVEST TAX EXEMPT MONEY MARKET TRUST
                           CDC NVEST COMPANIES TRUST I

                                POWER OF ATTORNEY
                                -----------------

                                                                      Exhibit 16

                             CDC NVEST FUNDS TRUST I
                            CDC NVEST FUNDS TRUST II
                            CDC NVEST FUNDS TRUST III
                         CDC NVEST CASH MANAGEMENT TRUST
                     CDC NVEST TAX EXEMPT MONEY MARKET TRUST
                           CDC NVEST COMPANIES TRUST I

                                POWER OF ATTORNEY
                                -----------------

         We, the undersigned, hereby constitute John M. Loder, John E. Pelletier and Thomas P. Cunningham, each of them singly, our true and lawful attorneys, with full power to them and each of them to sign for us, and in our names in the capacity indicated below, any and all registration statements and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time investment companies of which we are now or hereafter a Director or Trustee and to register the shares of such companies and generally to do all such things in our names and on our behalf to enable such registered investment companies to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys and any and all registration statements and amendments thereto.

         Witness our hands on the 1st day of August, 2001.

/s/ Graham Allison
-------------------------                          -------------------------
Graham Allison - Trustee                           Sandra O. Moose - Trustee

-------------------------                          ---------------------------
Daniel M. Cain - Trustee                           John A. Shane - Trustee

-------------------------                          ---------------------------
Kenneth J. Cowan - Trustee                         Peter S. Voss - Trustee

-------------------------                          ---------------------------
Richard Darman - Trustee                           Pendleton P. White - Trustee

-------------------------
John T. Hailer - Trustee

                             CDC NVEST FUNDS TRUST I
                            CDC NVEST FUNDS TRUST II
                            CDC NVEST FUNDS TRUST III
                         CDC NVEST CASH MANAGEMENT TRUST
                     CDC NVEST TAX EXEMPT MONEY MARKET TRUST
                           CDC NVEST COMPANIES TRUST I

                                POWER OF ATTORNEY
                                -----------------

         We, the undersigned, hereby constitute John M. Loder, John E. Pelletier and Thomas P. Cunningham, each of them singly, our true and lawful attorneys, with full power to them and each of them to sign for us, and in our names in the capacity indicated below, any and all registration statements and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time investment companies of which we are now or hereafter a Director or Trustee and to register the shares of such companies and generally to do all such things in our names and on our behalf to enable such registered investment companies to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys and any and all registration statements and amendments thereto.

         Witness our hands on the 1st day of August, 2001.

                                                   /s/ Sandra O. Moose
-------------------------                          ---------------------------
Graham Allison - Trustee                           Sandra O. Moose - Trustee

-------------------------                          ---------------------------
Daniel M. Cain - Trustee                           John A. Shane - Trustee

-------------------------                          ---------------------------
Kenneth J. Cowan - Trustee                         Peter S. Voss - Trustee

-------------------------                          ---------------------------
Richard Darman - Trustee                           Pendleton P. White - Trustee

-------------------------
John T. Hailer - Trustee

                             CDC NVEST FUNDS TRUST I
                            CDC NVEST FUNDS TRUST II
                            CDC NVEST FUNDS TRUST III
                         CDC NVEST CASH MANAGEMENT TRUST
                     CDC NVEST TAX EXEMPT MONEY MARKET TRUST
                           CDC NVEST COMPANIES TRUST I

                                POWER OF ATTORNEY
                                -----------------

         We, the undersigned, hereby constitute John M. Loder, John E. Pelletier and Thomas P. Cunningham, each of them singly, our true and lawful attorneys, with full power to them and each of them to sign for us, and in our names in the capacity indicated below, any and all registration statements and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time investment companies of which we are now or hereafter a Director or Trustee and to register the shares of such companies and generally to do all such things in our names and on our behalf to enable such registered investment companies to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys and any and all registration statements and amendments thereto.

         Witness our hands on the 1st day of August, 2001.

-------------------------                          -------------------------
Graham Allison - Trustee                           Sandra O. Moose - Trustee

/s/ Daniel M. Cain
-------------------------                          -------------------------
Daniel M. Cain - Trustee                           John A. Shane - Trustee

-------------------------                          -------------------------
Kenneth J. Cowan - Trustee                         Peter S. Voss - Trustee

-------------------------                          -------------------------
Richard Darman - Trustee                           Pendleton P. White - Trustee

-------------------------
John T. Hailer - Trustee

                             CDC NVEST FUNDS TRUST I
                            CDC NVEST FUNDS TRUST II
                            CDC NVEST FUNDS TRUST III
                         CDC NVEST CASH MANAGEMENT TRUST
                     CDC NVEST TAX EXEMPT MONEY MARKET TRUST
                           CDC NVEST COMPANIES TRUST I

                                POWER OF ATTORNEY
                                -----------------

         We, the undersigned, hereby constitute John M. Loder, John E. Pelletier and Thomas P. Cunningham, each of them singly, our true and lawful attorneys, with full power to them and each of them to sign for us, and in our names in the capacity indicated below, any and all registration statements and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time investment companies of which we are now or hereafter a Director or Trustee and to register the shares of such companies and generally to do all such things in our names and on our behalf to enable such registered investment companies to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys and any and all registration statements and amendments thereto.

         Witness our hands on the 1st day of August, 2001.


-------------------------                          -------------------------
Graham Allison - Trustee                           Sandra O. Moose - Trustee

                                                   /s/ John A. Shane
-------------------------                          ---------------------------
Daniel M. Cain - Trustee                           John A. Shane - Trustee

-------------------------                          ---------------------------
Kenneth J. Cowan - Trustee                         Peter S. Voss - Trustee

-------------------------                          ---------------------------
Richard Darman - Trustee                           Pendleton P. White - Trustee

-------------------------
John T. Hailer - Trustee

                             CDC NVEST FUNDS TRUST I
                            CDC NVEST FUNDS TRUST II
                            CDC NVEST FUNDS TRUST III
                         CDC NVEST CASH MANAGEMENT TRUST
                     CDC NVEST TAX EXEMPT MONEY MARKET TRUST
                           CDC NVEST COMPANIES TRUST I

                                POWER OF ATTORNEY
                                -----------------

         We, the undersigned, hereby constitute John M. Loder, John E. Pelletier and Thomas P. Cunningham, each of them singly, our true and lawful attorneys, with full power to them and each of them to sign for us, and in our names in the capacity indicated below, any and all registration statements and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time investment companies of which we are now or hereafter a Director or Trustee and to register the shares of such companies and generally to do all such things in our names and on our behalf to enable such registered investment companies to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys and any and all registration statements and amendments thereto.

         Witness our hands on the 1st day of August, 2001.


-------------------------                          -------------------------
Graham Allison - Trustee                           Sandra O. Moose - Trustee

-------------------------                          ---------------------------
Daniel M. Cain - Trustee                           John A. Shane - Trustee

/s/ Kenneth J. Cowan                               -------------------------
------------------------                           Peter S. Voss - Trustee
Kenneth J. Cowan - Trustee
                                                   ---------------------------
-------------------------                          Pendleton P. White - Trustee
Richard Darman - Trustee

-------------------------
John T. Hailer - Trustee

                             CDC NVEST FUNDS TRUST I
                            CDC NVEST FUNDS TRUST II
                            CDC NVEST FUNDS TRUST III
                         CDC NVEST CASH MANAGEMENT TRUST
                     CDC NVEST TAX EXEMPT MONEY MARKET TRUST
                           CDC NVEST COMPANIES TRUST I

                                POWER OF ATTORNEY
                                -----------------

         We, the undersigned, hereby constitute John M. Loder, John E. Pelletier and Thomas P. Cunningham, each of them singly, our true and lawful attorneys, with full power to them and each of them to sign for us, and in our names in the capacity indicated below, any and all registration statements and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time investment companies of which we are now or hereafter a Director or Trustee and to register the shares of such companies and generally to do all such things in our names and on our behalf to enable such registered investment companies to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys and any and all registration statements and amendments thereto.

         Witness our hands on the 1st day of August, 2001.


-------------------------                           ---------------------------
Graham Allison - Trustee                            Sandra O. Moose - Trustee

-------------------------                           ---------------------------
Daniel M. Cain - Trustee                            John A. Shane - Trustee

                                                    /s/ Peter S. Voss
-------------------------                           ---------------------------
Kenneth J. Cowan - Trustee                          Peter S. Voss - Trustee

-------------------------                           ---------------------------
Richard Darman - Trustee                            Pendleton P. White - Trustee

-------------------------
John T. Hailer - Trustee

                             CDC NVEST FUNDS TRUST I
                            CDC NVEST FUNDS TRUST II
                            CDC NVEST FUNDS TRUST III
                         CDC NVEST CASH MANAGEMENT TRUST
                     CDC NVEST TAX EXEMPT MONEY MARKET TRUST
                           CDC NVEST COMPANIES TRUST I

                                POWER OF ATTORNEY
                                -----------------

         We, the undersigned, hereby constitute John M. Loder, John E. Pelletier and Thomas P. Cunningham, each of them singly, our true and lawful attorneys, with full power to them and each of them to sign for us, and in our names in the capacity indicated below, any and all registration statements and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time investment companies of which we are now or hereafter a Director or Trustee and to register the shares of such companies and generally to do all such things in our names and on our behalf to enable such registered investment companies to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys and any and all registration statements and amendments thereto.

         Witness our hands on the 1st day of August, 2001.


-------------------------                          ---------------------------
Graham Allison - Trustee                           Sandra O. Moose - Trustee

-------------------------                          ---------------------------
Daniel M. Cain - Trustee                           John A. Shane - Trustee

-------------------------                          ---------------------------
Kenneth J. Cowan - Trustee                         Peter S. Voss - Trustee

/s/ Richard Darman                                 -------------------------
-------------------------                          Pendleton P. White - Trustee
Richard Darman - Trustee

-------------------------
John T. Hailer - Trustee

                             CDC NVEST FUNDS TRUST I
                            CDC NVEST FUNDS TRUST II
                            CDC NVEST FUNDS TRUST III
                         CDC NVEST CASH MANAGEMENT TRUST
                     CDC NVEST TAX EXEMPT MONEY MARKET TRUST
                           CDC NVEST COMPANIES TRUST I

                                POWER OF ATTORNEY
                                -----------------

         We, the undersigned, hereby constitute John M. Loder, John E. Pelletier and Thomas P. Cunningham, each of them singly, our true and lawful attorneys, with full power to them and each of them to sign for us, and in our names in the capacity indicated below, any and all registration statements and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time investment companies of which we are now or hereafter a Director or Trustee and to register the shares of such companies and generally to do all such things in our names and on our behalf to enable such registered investment companies to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys and any and all registration statements and amendments thereto.

         Witness our hands on the 1st day of August, 2001.


-------------------------                          -------------------------
Graham Allison - Trustee                           Sandra O. Moose - Trustee

-------------------------                          --------------------------
Daniel M. Cain - Trustee                           John A. Shane - Trustee

-------------------------                          ---------------------------
Kenneth J. Cowan - Trustee                         Peter S. Voss - Trustee

-------------------------                          /s/ Pendleton P. White
Richard Darman - Trustee                           ---------------------------
                                                   Pendleton P. White - Trustee
-------------------------
John T. Hailer - Trustee

                             CDC NVEST FUNDS TRUST I
                            CDC NVEST FUNDS TRUST II
                            CDC NVEST FUNDS TRUST III
                         CDC NVEST CASH MANAGEMENT TRUST
                     CDC NVEST TAX EXEMPT MONEY MARKET TRUST
                           CDC NVEST COMPANIES TRUST I

                                POWER OF ATTORNEY
                                -----------------

         We, the undersigned, hereby constitute John M. Loder, John E. Pelletier and Thomas P. Cunningham, each of them singly, our true and lawful attorneys, with full power to them and each of them to sign for us, and in our names in the capacity indicated below, any and all registration statements and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time investment companies of which we are now or hereafter a Director or Trustee and to register the shares of such companies and generally to do all such things in our names and on our behalf to enable such registered investment companies to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys and any and all registration statements and amendments thereto.

         Witness our hands on the 1st day of August, 2001.


-------------------------                          -------------------------
Graham Allison - Trustee                           Sandra O. Moose - Trustee

-------------------------                          ---------------------------
Daniel M. Cain - Trustee                           John A. Shane - Trustee

-------------------------                          ---------------------------
Kenneth J. Cowan - Trustee                         Peter S. Voss - Trustee

-------------------------                          ---------------------------
Richard Darman - Trustee                           Pendleton P. White - Trustee

/s/ John T. Hailer
-------------------------
John T. Hailer - Trustee